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                                                                    EXHIBIT 23.3



                        INDEPENDENT AUDITORS' CONSENT

We consent to incorporation by reference in the registration statement on Form S-8 of Prime Service, Inc., of our report dated January 28, 1994 relating to the consolidated statement of operations, stockholders' equity and cash flows for the year ended December 31, 1993.


                                                /s/ KPMG PEAT MARWICK LLP

                                                KPMG Peat Marwick LLP


Houston, Texas
November 4, 1996